EXHIBIT 24

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Stuart F. Feiner, Mark J. Travers, Carl J.A. DeLuca and Josée M. Guibord, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (collectively, the “Canadian Securities Regulators”), (ii) the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof, (iii) the requirements of any other jurisdiction in which the common shares in the capital of the Company (the “Common Shares”) may be registered and/or qualified and (iv) the requirements of any other stock exchange on which the Common Shares may be listed or posted for trading, in each case in connection with the qualification in each of the provinces of Canada, the registration under the Act, and the qualification and/or registration in any other jurisdictions in which the Common Shares are qualified and/or registered, of up to a total aggregate of 6,000,000 additional Common Shares, with up to a maximum of 5,500,000 Common Shares issuable upon exercise of share options and share appreciation rights and with up to a maximum of 500,000 Common Shares issuable pursuant to long-term incentive awards, in each case granted under, or otherwise pursuant to, the terms of the Company’s 2005 Key Employees Incentive Plan (the “2005 KEIP”), as such number of Common Shares may be increased or decreased, as the case may be, as a result of any adjustments to the number of Common Shares issuable pursuant to the terms of the 2005 KEIP (the “Incentive Shares”), whereby the Incentive Shares will be so registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form S-8 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act and one or more preliminary and final prospectuses (“Prospectuses”) with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with the SEC and/or the Canadian Securities Regulators in respect of the Incentive Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements and Prospectuses as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 19th day of May, 2005.

/s/	Glen Barton

Glen A. Barton

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Stuart F. Feiner, Mark J. Travers, Carl J.A. DeLuca and Josée M. Guibord, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (collectively, the “Canadian Securities Regulators”), (ii) the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof, (iii) the requirements of any other jurisdiction in which the common shares in the capital of the Company (the “Common Shares”) may be registered and/or qualified and (iv) the requirements of any other stock exchange on which the Common Shares may be listed or posted for trading, in each case in connection with the qualification in each of the provinces of Canada, the registration under the Act, and the qualification and/or registration in any other jurisdictions in which the Common Shares are qualified and/or registered, of up to a total aggregate of 6,000,000 additional Common Shares, with up to a maximum of 5,500,000 Common Shares issuable upon exercise of share options and share appreciation rights and with up to a maximum of 500,000 Common Shares issuable pursuant to long-term incentive awards, in each case granted under, or otherwise pursuant to, the terms of the Company’s 2005 Key Employees Incentive Plan (the “2005 KEIP”), as such number of Common Shares may be increased or decreased, as the case may be, as a result of any adjustments to the number of Common Shares issuable pursuant to the terms of the 2005 KEIP (the “Incentive Shares”), whereby the Incentive Shares will be so registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form S-8 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act and one or more preliminary and final prospectuses (“Prospectuses”) with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with the SEC and/or the Canadian Securities Regulators in respect of the Incentive Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements and Prospectuses as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of May, 2005.

/s/	Angus A. Bruneau

Angus A. Bruneau

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Stuart F. Feiner, Mark J. Travers, Carl J.A. DeLuca and Josée M. Guibord, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (collectively, the “Canadian Securities Regulators”), (ii) the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof, (iii) the requirements of any other jurisdiction in which the common shares in the capital of the Company (the “Common Shares”) may be registered and/or qualified and (iv) the requirements of any other stock exchange on which the Common Shares may be listed or posted for trading, in each case in connection with the qualification in each of the provinces of Canada, the registration under the Act, and the qualification and/or registration in any other jurisdictions in which the Common Shares are qualified and/or registered, of up to a total aggregate of 6,000,000 additional Common Shares, with up to a maximum of 5,500,000 Common Shares issuable upon exercise of share options and share appreciation rights and with up to a maximum of 500,000 Common Shares issuable pursuant to long-term incentive awards, in each case granted under, or otherwise pursuant to, the terms of the Company’s 2005 Key Employees Incentive Plan (the “2005 KEIP”), as such number of Common Shares may be increased or decreased, as the case may be, as a result of any adjustments to the number of Common Shares issuable pursuant to the terms of the 2005 KEIP (the “Incentive Shares”), whereby the Incentive Shares will be so registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form S-8 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act and one or more preliminary and final prospectuses (“Prospectuses”) with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with the SEC and/or the Canadian Securities Regulators in respect of the Incentive Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements and Prospectuses as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of May, 2005.

/s/	Ronald Cambre

Ronald Cambre

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Stuart F. Feiner, Mark J. Travers, Carl J.A. DeLuca and Josée M. Guibord, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (collectively, the “Canadian Securities Regulators”), (ii) the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof, (iii) the requirements of any other jurisdiction in which the common shares in the capital of the Company (the “Common Shares”) may be registered and/or qualified and (iv) the requirements of any other stock exchange on which the Common Shares may be listed or posted for trading, in each case in connection with the qualification in each of the provinces of Canada, the registration under the Act, and the qualification and/or registration in any other jurisdictions in which the Common Shares are qualified and/or registered, of up to a total aggregate of 6,000,000 additional Common Shares, with up to a maximum of 5,500,000 Common Shares issuable upon exercise of share options and share appreciation rights and with up to a maximum of 500,000 Common Shares issuable pursuant to long-term incentive awards, in each case granted under, or otherwise pursuant to, the terms of the Company’s 2005 Key Employees Incentive Plan (the “2005 KEIP”), as such number of Common Shares may be increased or decreased, as the case may be, as a result of any adjustments to the number of Common Shares issuable pursuant to the terms of the 2005 KEIP (the “Incentive Shares”), whereby the Incentive Shares will be so registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form S-8 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act and one or more preliminary and final prospectuses (“Prospectuses”) with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with the SEC and/or the Canadian Securities Regulators in respect of the Incentive Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements and Prospectuses as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of May, 2005.

/s/	Scott M. Hand

Scott M. Hand

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Stuart F. Feiner, Mark J. Travers, Carl J.A. DeLuca and Josée M. Guibord, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (collectively, the “Canadian Securities Regulators”), (ii) the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof, (iii) the requirements of any other jurisdiction in which the common shares in the capital of the Company (the “Common Shares”) may be registered and/or qualified and (iv) the requirements of any other stock exchange on which the Common Shares may be listed or posted for trading, in each case in connection with the qualification in each of the provinces of Canada, the registration under the Act, and the qualification and/or registration in any other jurisdictions in which the Common Shares are qualified and/or registered, of up to a total aggregate of 6,000,000 additional Common Shares, with up to a maximum of 5,500,000 Common Shares issuable upon exercise of share options and share appreciation rights and with up to a maximum of 500,000 Common Shares issuable pursuant to long-term incentive awards, in each case granted under, or otherwise pursuant to, the terms of the Company’s 2005 Key Employees Incentive Plan (the “2005 KEIP”), as such number of Common Shares may be increased or decreased, as the case may be, as a result of any adjustments to the number of Common Shares issuable pursuant to the terms of the 2005 KEIP (the “Incentive Shares”), whereby the Incentive Shares will be so registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form S-8 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act and one or more preliminary and final prospectuses (“Prospectuses”) with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with the SEC and/or the Canadian Securities Regulators in respect of the Incentive Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements and Prospectuses as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of May, 2005.

/s/	Janice K. Henry

Janice K. Henry

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Stuart F. Feiner, Mark J. Travers, Carl J.A. DeLuca and Josée M. Guibord, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (collectively, the “Canadian Securities Regulators”), (ii) the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof, (iii) the requirements of any other jurisdiction in which the common shares in the capital of the Company (the “Common Shares”) may be registered and/or qualified and (iv) the requirements of any other stock exchange on which the Common Shares may be listed or posted for trading, in each case in connection with the qualification in each of the provinces of Canada, the registration under the Act, and the qualification and/or registration in any other jurisdictions in which the Common Shares are qualified and/or registered, of up to a total aggregate of 6,000,000 additional Common Shares, with up to a maximum of 5,500,000 Common Shares issuable upon exercise of share options and share appreciation rights and with up to a maximum of 500,000 Common Shares issuable pursuant to long-term incentive awards, in each case granted under, or otherwise pursuant to, the terms of the Company’s 2005 Key Employees Incentive Plan (the “2005 KEIP”), as such number of Common Shares may be increased or decreased, as the case may be, as a result of any adjustments to the number of Common Shares issuable pursuant to the terms of the 2005 KEIP (the “Incentive Shares”), whereby the Incentive Shares will be so registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form S-8 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act and one or more preliminary and final prospectuses (“Prospectuses”) with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with the SEC and/or the Canadian Securities Regulators in respect of the Incentive Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements and Prospectuses as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of May, 2005.

/s/	Chaviva Hošek

Chaviva Hošek

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Stuart F. Feiner, Mark J. Travers, Carl J.A. DeLuca and Josée M. Guibord, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (collectively, the “Canadian Securities Regulators”), (ii) the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof, (iii) the requirements of any other jurisdiction in which the common shares in the capital of the Company (the “Common Shares”) may be registered and/or qualified and (iv) the requirements of any other stock exchange on which the Common Shares may be listed or posted for trading, in each case in connection with the qualification in each of the provinces of Canada, the registration under the Act, and the qualification and/or registration in any other jurisdictions in which the Common Shares are qualified and/or registered, of up to a total aggregate of 6,000,000 additional Common Shares, with up to a maximum of 5,500,000 Common Shares issuable upon exercise of share options and share appreciation rights and with up to a maximum of 500,000 Common Shares issuable pursuant to long-term incentive awards, in each case granted under, or otherwise pursuant to, the terms of the Company’s 2005 Key Employees Incentive Plan (the “2005 KEIP”), as such number of Common Shares may be increased or decreased, as the case may be, as a result of any adjustments to the number of Common Shares issuable pursuant to the terms of the 2005 KEIP (the “Incentive Shares”), whereby the Incentive Shares will be so registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form S-8 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act and one or more preliminary and final prospectuses (“Prospectuses”) with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with the SEC and/or the Canadian Securities Regulators in respect of the Incentive Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements and Prospectuses as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of May, 2005.

/s/	Peter C. Jones

Peter C. Jones

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Stuart F. Feiner, Mark J. Travers, Carl J.A. DeLuca and Josée M. Guibord, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (collectively, the “Canadian Securities Regulators”), (ii) the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof, (iii) the requirements of any other jurisdiction in which the common shares in the capital of the Company (the “Common Shares”) may be registered and/or qualified and (iv) the requirements of any other stock exchange on which the Common Shares may be listed or posted for trading, in each case in connection with the qualification in each of the provinces of Canada, the registration under the Act, and the qualification and/or registration in any other jurisdictions in which the Common Shares are qualified and/or registered, of up to a total aggregate of 6,000,000 additional Common Shares, with up to a maximum of 5,500,000 Common Shares issuable upon exercise of share options and share appreciation rights and with up to a maximum of 500,000 Common Shares issuable pursuant to long-term incentive awards, in each case granted under, or otherwise pursuant to, the terms of the Company’s 2005 Key Employees Incentive Plan (the “2005 KEIP”), as such number of Common Shares may be increased or decreased, as the case may be, as a result of any adjustments to the number of Common Shares issuable pursuant to the terms of the 2005 KEIP (the “Incentive Shares”), whereby the Incentive Shares will be so registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form S-8 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act and one or more preliminary and final prospectuses (“Prospectuses”) with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with the SEC and/or the Canadian Securities Regulators in respect of the Incentive Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements and Prospectuses as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of May, 2005.

/s/	John T. Mayberry

John T. Mayberry

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Stuart F. Feiner, Mark J. Travers, Carl J.A. DeLuca and Josée M. Guibord, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (collectively, the “Canadian Securities Regulators”), (ii) the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof, (iii) the requirements of any other jurisdiction in which the common shares in the capital of the Company (the “Common Shares”) may be registered and/or qualified and (iv) the requirements of any other stock exchange on which the Common Shares may be listed or posted for trading, in each case in connection with the qualification in each of the provinces of Canada, the registration under the Act, and the qualification and/or registration in any other jurisdictions in which the Common Shares are qualified and/or registered, of up to a total aggregate of 6,000,000 additional Common Shares, with up to a maximum of 5,500,000 Common Shares issuable upon exercise of share options and share appreciation rights and with up to a maximum of 500,000 Common Shares issuable pursuant to long-term incentive awards, in each case granted under, or otherwise pursuant to, the terms of the Company’s 2005 Key Employees Incentive Plan (the “2005 KEIP”), as such number of Common Shares may be increased or decreased, as the case may be, as a result of any adjustments to the number of Common Shares issuable pursuant to the terms of the 2005 KEIP (the “Incentive Shares”), whereby the Incentive Shares will be so registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form S-8 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act and one or more preliminary and final prospectuses (“Prospectuses”) with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with the SEC and/or the Canadian Securities Regulators in respect of the Incentive Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements and Prospectuses as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of May, 2005.

/s/	David P. O’Brien

David P. O’Brien

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Stuart F. Feiner, Mark J. Travers, Carl J.A. DeLuca and Josée M. Guibord, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (collectively, the “Canadian Securities Regulators”), (ii) the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof, (iii) the requirements of any other jurisdiction in which the common shares in the capital of the Company (the “Common Shares”) may be registered and/or qualified and (iv) the requirements of any other stock exchange on which the Common Shares may be listed or posted for trading, in each case in connection with the qualification in each of the provinces of Canada, the registration under the Act, and the qualification and/or registration in any other jurisdictions in which the Common Shares are qualified and/or registered, of up to a total aggregate of 6,000,000 additional Common Shares, with up to a maximum of 5,500,000 Common Shares issuable upon exercise of share options and share appreciation rights and with up to a maximum of 500,000 Common Shares issuable pursuant to long-term incentive awards, in each case granted under, or otherwise pursuant to, the terms of the Company’s 2005 Key Employees Incentive Plan (the “2005 KEIP”), as such number of Common Shares may be increased or decreased, as the case may be, as a result of any adjustments to the number of Common Shares issuable pursuant to the terms of the 2005 KEIP (the “Incentive Shares”), whereby the Incentive Shares will be so registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form S-8 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act and one or more preliminary and final prospectuses (“Prospectuses”) with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with the SEC and/or the Canadian Securities Regulators in respect of the Incentive Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements and Prospectuses as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of May, 2005.

/s/	Roger Phillips

Roger Phillips

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Stuart F. Feiner, Mark J. Travers, Carl J.A. DeLuca and Josée M. Guibord, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (collectively, the “Canadian Securities Regulators”), (ii) the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof, (iii) the requirements of any other jurisdiction in which the common shares in the capital of the Company (the “Common Shares”) may be registered and/or qualified and (iv) the requirements of any other stock exchange on which the Common Shares may be listed or posted for trading, in each case in connection with the qualification in each of the provinces of Canada, the registration under the Act, and the qualification and/or registration in any other jurisdictions in which the Common Shares are qualified and/or registered, of up to a total aggregate of 6,000,000 additional Common Shares, with up to a maximum of 5,500,000 Common Shares issuable upon exercise of share options and share appreciation rights and with up to a maximum of 500,000 Common Shares issuable pursuant to long-term incentive awards, in each case granted under, or otherwise pursuant to, the terms of the Company’s 2005 Key Employees Incentive Plan (the “2005 KEIP”), as such number of Common Shares may be increased or decreased, as the case may be, as a result of any adjustments to the number of Common Shares issuable pursuant to the terms of the 2005 KEIP (the “Incentive Shares”), whereby the Incentive Shares will be so registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form S-8 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act and one or more preliminary and final prospectuses (“Prospectuses”) with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with the SEC and/or the Canadian Securities Regulators in respect of the Incentive Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements and Prospectuses as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of May, 2005.

/s/	James M. Stanford

James M. Stanford